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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 1, 2006
                                                           -------------

                            SI FINANCIAL GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)

        United States                    0-50801            84-1655232
        -------------                    -------            ----------
(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)        File Number)        Identification No.)


803 Main Street, Willimantic, Connecticut                   06226
-----------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)

                                 (860) 423-4581
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
            ---------------------------------------------

      On March 1, 2006, SI Financial Group, Inc., the holding company for Savings Institute Bank and Trust Company, announced its financial results for the quarter and year ended December 31, 2005. The press release announcing financial results for the quarter and year ended December 31, 2005 is included as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (a)   Financial Statements of Businesses Acquired: Not applicable

      (b)   Pro Forma Financial Information: Not applicable

      (c)   Shell company transactions: Not applicable.

      (d)   Exhibits

            Number            Description
            ------            -----------

            99.1              Press Release Dated March 1, 2006



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          SI FINANCIAL GROUP, INC.



Date: March 1, 2006                       By: /s/ Brian J. Hull
                                              ----------------------------------
                                              Brian J. Hull
                                              Executive Vice President, Chief
                                                 Financial Officer and Treasurer